UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.            )

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Seagate Technology public limited company

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*** Exercise Your Right to Vote *** Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 30, 2018. Meeting Information SEAGATE TECHNOLOGY PLC Meeting Type: Annual Meeting For holders as of: August 31, 2018 Date: October 30, 2018 Time: 9:30 a.m., Local Time Location: InterContinental Hotel Simmonscourt Road Dublin 4 Ireland You are receiving this communication because you hold shares in the company named above. SEAGATE TECHNOLOGY PLC 38/39 FITZWILLIAM SQUARE This is not a ballot. You cannot use this notice to vote these DUBLIN 2, IRELAND shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E51023-P12694 proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 16, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the Proxy Card, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, please contact Investor Relations at (408) 658-1222 or e-mail stx@seagate.com. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a Proxy Card. E51024-P12694

Voting Items The Board of Directors (the “Board”) recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. 1. Election of Directors Nominees: 1a. William D. Mosley 1b. Stephen J. Luczo 1c. Mark W. Adams 1d. Judy Bruner 1e. Michael R. Cannon 1f. William T. Coleman 1g. Jay L. Geldmacher 1h. Dylan Haggart 1i. Stephanie Tilenius 1j. Edward J. Zander 2. Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”). 3. Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Company’s Board of Directors to set the auditors’ remuneration. 4. Grant the Board the authority to allot and issue shares under Irish law. 5. Grant the Board the authority to opt-out of statutory pre-emption rights under Irish law. 6. Determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. E51025-P12694

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